PROMISSORY NOTE

$6,500,000.00

December 27, 2018
Charleston, West Virginia

FOR VALUE RECEIVED, **AMERICAN RESOURCES CORPORATION**, a Florida corporation, **QUEST ENERGY**, an Indiana corporation, **MCCOY ELKHORN COAL LLC**, an Indiana limited liability company, **KNOTT COUNTY COAL LLC**, a Delaware limited liability company, **ERC MINING INDIANA CORP.**, an Indiana corporation, **DEANE MINING LLC**, a Delaware limited liability company, **WYOMING COUNTY COAL LLC**, an Indiana limited liability company and **QUEST PROCESSING LLC**, an Indiana limited liability company (jointly and severally, and hereinafter collectively "Borrower"), having an address for purposes of this Note at 905 Marconi Avenue, Ronkonkoma, NY 11779, hereby promises to pay to the order of **INTEGRITY COAL SALES, INC.** (together with its successors and assigns and any subsequent holders of this Promissory Note, the "Lender"), as hereinafter provided, the principal sum of **Six Million Five Hundred Thousand Dollars ($6,500,000.00)**, plus interest at the Applicable Interest Rate (as hereinafter defined) on the unpaid principal balance from the date hereof until paid in full as provided for hereinafter, and otherwise in strict accordance with the terms and provisions hereof.

ARTICLE I
DEFINITIONS

Section 1.1 DEFINITIONS. As used in this Promissory Note, the following terms shall have the following meanings:

Applicable Interest Rate: Interest on the Note will be calculated daily on the outstanding principal balance based upon a 360 day year. The interest rate shall be a fixed rate of **5.0%.**

Business Day: A weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Charleston, West Virginia, are authorized or required by law to be closed. Unless otherwise provided, the term "days" when used herein shall mean calendar days.

Charges: All fees, charges and/or any other things of value, if any, contracted for, charged, taken, received or reserved by Lender in connection with the transactions relating to this Note and the other Loan Documents, which are treated as interest under applicable law.

Debtor Relief Laws: Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or similar laws affecting the rights of creditors.

Default Interest Rate: A rate per annum equal to the Applicable Interest Rate plus five percent (5%).

Event of Default: Any event or occurrence described under Section 3.1 hereof.

Lender: As identified in the introductory paragraph of this Note.

Loan Agreement: The Loan Agreement of even date herewith executed by Lender and Borrower.

Loan Documents: As defined in the Loan Agreement.

Maturity Date: The earlier of April 1, 2020 or receipt by Borrower of the proceeds from its anticipated January 2019 share offering by Maxim (the "Share Offering"). The Lender agrees to waive the requirement of Borrower to repay this Note from the proceeds of the Share Offering if the Borrower can obtain a waiver and release from Crestmark Bank on its existing first lien security position on the coal inventory of the Borrower within two weeks of the date of this Note.

Note: This Promissory Note.

Payment Date: The fifth (5th) day of each and every calendar month during the term of this Note out of the prior calendar month's Coal Sales Proceeds from the Coal Sales Contracts pursuant to Section 2.1.

Any capitalized term used in this Note and not otherwise defined herein shall have the meaning ascribed to each such term in the Loan Agreement. All terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

ARTICLE II
PAYMENT TERMS

Section 2.1 PAYMENT OF PRINCIPAL AND INTEREST. This Note shall bear interest at the Applicable Interest Rate per annum and shall be payable by Borrower to Lender as follows: **This Note is payable by Lender deducting the sum of $2.00 from each ton of coal sold by Borrower to Lender under the existing Coal Sales Contract between Borrower and Lender and $12.50 per ton from the New Coal Sales Contract of even date herewith and applying that toward the amounts due under the Interest and Note. The final payment of the entire outstanding principal balance of this Note and all accrued and unpaid interest and any other charges shall be due on the Maturity Date. In the event Borrower successfully completes its Share Offering with Maxim, Borrower shall have the option to concurrently pay this Note in full from the proceeds received from the Share Offering.**

Section 2.2 APPLICATION. Except as expressly provided herein to the contrary, all payments on this Note shall be applied in the following order of priority: (i) the payment or reimbursement of any expenses, costs or obligations (other than the outstanding principal balance hereof and interest hereon) for which either Borrower shall be obligated or Lender shall be entitled pursuant to the provisions of this Note or the other Loan Documents, (ii) the payment of accrued but unpaid interest hereon, and (iii) the payment of all or any portion of the principal balance hereof then outstanding hereunder, in the direct order of maturity. If an Event of Default exists under this Note or under any of the other Loan Documents, then Lender may, at the sole option of Lender, apply any such payments, at any time and from time to time, to any of the items specified in clauses (i), (ii) or (iii) above without regard to the order of priority otherwise

specified in this Section 2.2 and any application to the outstanding principal balance hereof may be made in either direct or inverse order of maturity.

Section 2.3 PAYMENTS. All payments under this Note made to Lender shall be made in immediately available funds by wire transfer or taken out of the coal sales proceeds from the prior calendar month's Coal Sale Contracts pursuant to Section 2.1 (in accordance with wiring instructions to be provided by Lender) to Lender at 905 Marconi Avenue, Ronkonkoma, NY 11779 (or at such other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower from time to time), without offset, in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private. If any payment of principal or interest on this Note shall become due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day. Any such extension of time for payment shall be included in computing interest which has accrued and shall be payable in connection with such payment.

Section 2.4 COMPUTATION PERIOD. Interest on the indebtedness evidenced by this Note shall be computed on the basis of a thirty (30) day month/three hundred sixty (360) day year and shall accrue on the actual number of days elapsed for any whole or partial month in which interest is being calculated. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received as provided in Section 2.3 hereof.

Section 2.5 PREPAYMENT. During the first six months of the term of this Note, Borrower may make partial pre-payments or a full prepayment on the principal balance of this Note. However, Borrower shall pay a 3% prepayment penalty on the amount so paid, except if the prepayment is made from the funds received by Borrower from the anticipated equity raise with Maxim. For the remainder of the term of this Note, Borrower may make partial pre-payments or a full prepayment on the principal balance of this Note without premium or penalty. Each prepayment shall, unless Lender elects otherwise, be applied first to the principal due, unless interest on this Note is delinquent, in which case prepayment may be first applied, at Lender's option, to such delinquent interest and then as provided above. No partial prepayment will operate to postpone (i) the due date of any periodic loan installment of interest or (ii) the occurrence of an Event of Default as defined in any Loan Document. Any prepayment shall be applied first to the principal, unless interest on the Note is delinquent, in which case such prepayment may be first applied, at Lender's option, to the delinquent interest.

Section 2.6 UNCONDITIONAL PAYMENT. Borrower is and shall be obligated to pay all principal, interest and any and all other amounts which become payable under this Note or under any of the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction whatsoever and without any reduction for counterclaim or setoff whatsoever. If at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any Debtor Relief Law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged

or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

Section 2.7 PARTIAL OR INCOMPLETE PAYMENTS. Remittances in payment of any part of this Note other than in the required amount in immediately available funds at the place where this Note is payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in full in accordance herewith and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the full amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default in the payment of this Note.

Section 2.8 DEFAULT INTEREST RATE, ETC. For so long as any Event of Default exists under this Note or under any of the other Loan Documents, regardless of whether or not there has been an acceleration of the indebtedness evidenced by this Note, and at all times after the maturity of the indebtedness evidenced by this Note (whether by acceleration or otherwise), and in addition to all other rights and remedies of Lender hereunder, interest shall accrue on the outstanding principal balance hereof at the Default Interest Rate, and such accrued interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender's actual damages resulting from any late payment or Event of Default, and such late charges and accrued interest are reasonable estimates of those damages and do not constitute a penalty. If a payment is made more than 10 days after the due date, Borrower agrees to pay a late charge of 5% of the principal and interest that is due.

ARTICLE III
EVENT OF DEFAULT AND REMEDIES

Section 3.1 EVENT OF DEFAULT. The occurrence or happening, at any time and from time to time, of any one or more of the following shall immediately constitute an "Event of Default" under this Note:

(a) Borrower shall fail, refuse or neglect to pay and satisfy, in full and in the applicable method and manner required, any required payment of principal or interest or any other portion of the indebtedness evidenced by this Note within 10 days from the date when the same shall become due and payable, whether at the stipulated due date thereof, at a date fixed for payment, or at maturity, by acceleration or otherwise; or

(b) The occurrence of any other default, breach or event of default as defined in or under this Note that is not cured by Borrower within 30 days after written notice from Lender to Borrower given in accordance with the provisions of this Note, or the occurrence of any event of default as defined under the Loan Agreement or any other Loan Document that has not been cured within any applicable cure period set forth in the Loan Agreement or other Loan Document.

Section 3.2 REMEDIES. Upon the occurrence of an Event of Default, Lender shall have the immediate right, at the sole discretion of Lender and without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action (ALL OF WHICH BORROWER HEREBY EXPRESSLY WAIVES AND RELINQUISHES) (i) to declare the entire unpaid balance of the indebtedness evidenced by this Note (including, without limitation, the outstanding principal balance hereof, including all sums advanced or accrued hereunder or under any other Loan Document, and all accrued but unpaid interest thereon) at once immediately due and payable (and upon such declaration, the same shall be at once immediately due and payable) and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity, (ii) to foreclose any liens and security interests securing payment hereof or thereof (including, without limitation, any liens and security interests), and (iii) to exercise any of Lender's other rights, powers, recourses and remedies under this Note, under any other Loan Document, or at law or in equity, and the same (w) shall be cumulative and concurrent, (x) may be pursued separately, singly, successively, or concurrently against Borrower or others obligated for the repayment of this Note or any part hereof, or against any one or more of them, at the sole discretion of Lender, (y) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (z) are intended to be, and shall be, nonexclusive. All rights and remedies of Lender hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise. Without limiting the provisions of Section 4.14 hereof, if this Note, or any part hereof, is collected by or through an attorney-at-law, Borrower agrees to pay all costs and expenses of collection, including, but not limited to, Lender's attorneys' fees, whether or not any legal action shall be instituted to enforce this Note. This Note is also subject to acceleration as provided in the Loan Agreement.

ARTICLE IV
GENERAL PROVISIONS

Section 4.1 NO WAIVER; AMENDMENT. No failure to accelerate the indebtedness evidenced by this Note by reason of an Event of Default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced by this Note or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted under this Note, under any of the other Loan Documents or by any applicable laws. Borrower hereby expressly waives and relinquishes the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. The failure to exercise any remedy available to Lender shall not be deemed to be a waiver of any rights or remedies of Lender under this Note or under any of the other Loan Documents, or at law or in equity. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part, unless Lender

specifically, unequivocally and expressly agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, or modification is sought.

Section 4.2 <u>Waivers</u>. **EXCEPT AS SPECIFICALLY PROVIDED IN THE LOAN DOCUMENTS TO THE CONTRARY, BORROWER AND ANY ENDORSERS OR GUARANTORS HEREOF SEVERALLY WAIVE AND RELINQUISH PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR NONPERFORMANCE, PROTEST, NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION OR ANY OTHER NOTICES OR ANY OTHER ACTION. BORROWER AND ANY ENDORSERS OR GUARANTORS HEREOF SEVERALLY WAIVE AND RELINQUISH, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO THE BENEFITS OF ANY MORATORIUM, REINSTATEMENT, MARSHALING, FORBEARANCE, VALUATION, STAY, EXTENSION, REDEMPTION, APPRAISEMENT, EXEMPTION AND HOMESTEAD NOW OR HEREAFTER PROVIDED BY THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA AND OF EACH STATE THEREOF, BOTH AS TO ITSELF AND IN AND TO ALL OF ITS PROPERTY, REAL AND PERSONAL, AGAINST THE ENFORCEMENT AND COLLECTION OF THE OBLIGATIONS EVIDENCED BY THIS NOTE OR BY THE OTHER LOAN DOCUMENTS.**

Section 4.3 <u>Further Assurances and Corrections</u>. From time to time, at the request of Lender, Borrower will (i) promptly correct any defect, error or omission which may be discovered in the contents of this Note or in any other Loan Document or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver, record and/or file (or cause to be executed, acknowledged, delivered, recorded and/or filed) such further documents and instruments (including, without limitation, further security agreements, financing statements and continuation statements) and perform such further acts and provide such further assurances as may be necessary, desirable, or proper, in Lender's opinion, (A) to carry out more effectively the purposes of this Note and the Loan Documents and the transactions contemplated hereunder and thereunder, (B) to confirm the rights created under this Note and the other Loan Documents, (C) to protect and further the validity, priority and enforceability of this Note and the other Loan Documents and the liens and security interests created thereby, and (D) to subject to the Loan Documents any property of Borrower intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents; and (iii) pay all costs in connection with any of the foregoing.

Section 4.4 <u>Waiver of Jury Trial</u>. BORROWER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS NOTE OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR BORROWER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR

BORROWER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 4.5 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Note is executed and delivered as an incident to a lending transaction negotiated and consummated in Kanawha County, West Virginia, and shall be governed by and construed in accordance with the laws of the State of West Virginia. Borrower, for itself and its successors and assigns, hereby irrevocably (i) submits to the nonexclusive jurisdiction of the state and federal courts in West Virginia, (ii) waives, to the fullest extent permitted by law, any objection that it may now or in the future have to the laying of venue of any litigation arising out of or in connection with this Note or any Loan Document brought in the Circuit Court of Kanawha County, West Virginia, or in the United States District Court for the Southern District of West Virginia, (iii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum, and (iv) agrees that any legal proceeding against any party to any of the Loan Documents arising out of or in connection with any of the Loan Documents may be brought in one of the foregoing courts. Borrower hereby agrees that service of process upon Borrower may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding against Borrower or with respect to any of Borrower's property in courts in other jurisdictions. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower acknowledges that these waivers are a material inducement to Lender's agreement to enter into the agreements and obligations evidenced by the Loan Documents, that Lender has already relied on these waivers and will continue to rely on each of these waivers in related future dealings. The waivers in this Section 4.5 are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of any and all of the applicable Loan Documents. In connection with any litigation, this Note may be filed as a written consent to a trial by the court.

Section 4.6 RELATIONSHIP OF THE PARTIES. Notwithstanding any prior business or personal relationship between Borrower and Lender, or any officer, director or employee of Lender, that may exist or have existed, the relationship between Borrower and Lender is solely that of debtor and creditor, Lender has no fiduciary or other special relationship with Borrower, Borrower and Lender are not partners or joint venturers, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

Section 4.7 SUCCESSORS AND ASSIGNS. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective permitted successors, successors-in-title and assigns, whether by voluntary action of the parties, by operation of law or otherwise, and all other persons claiming by, through or under them. The terms "Borrower" and "Lender" as used hereunder shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by

voluntary action of the parties, by operation of law or otherwise, and all other persons claiming by, through or under them.

Section 4.8 TIME IS OF THE ESSENCE. Time is of the essence with respect to all provisions of this Note and the other Loan Documents.

Section 4.9 HEADINGS. The Article, Section, and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, define, limit, amplify or be used in construing the text, scope or intent of such Articles, Sections, or Subsections or any provisions hereof.

Section 4.10 CONTROLLING AGREEMENT. In the event of any conflict between the provisions of this Note and the Loan Agreement, it is the intent of the parties hereto that the provisions of the Loan Agreement shall control. In the event of any conflict between the provisions of this Note and any of the other Loan Documents (other than the Loan Agreement), it is the intent of the parties hereto that the provisions of this Note shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of this Note and the other Loan Documents and that this Note and the other Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

Section 4.11 NOTICES. All notices or other communications required or permitted to be given pursuant to this Note shall be in writing and shall be considered as properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the intended addressee, (iii) by delivery to a reputable independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee, or (iv) by prepaid telegram, telex, telecopier or telefacsimile transmission to the addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the office or designated place or machine of the intended addressee. For purposes of notice, the addresses Borrower and Lender shall be as set forth herein; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' prior notice to the other party in the manner set forth herein.

Section 4.12 SEVERABILITY. If any provision of this Note or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of this Note nor the application of such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by applicable law.

Section 4.13 RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the money, securities, or other property of Borrower given to Lender that may exist under applicable law, Lender shall have and Borrower hereby grants to Lender a lien upon and a right

of setoff against all money, securities, and other property of Borrower, now or hereafter in possession of or on deposit with Lender, whether held in a general or special account or deposit, for safe-keeping or otherwise, and every such lien and right of setoff may be exercised without demand upon or notice to Borrower. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.

Section 4.14 COSTS OF COLLECTION. If any holder of this Note retains an attorney-at-law in connection with any Event of Default or at maturity or to collect, enforce, or defend this Note or any part hereof, or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to the principal balance hereof and all interest hereon, all costs and expenses of collection or incurred by such holder or in any such suit or proceeding, including, but not limited to, reasonable attorneys' fees.

Section 4.15 ENTIRE AGREEMENT. This Note and the other Loan Documents contain the final, entire agreement between the parties hereto relating to the subject matter hereof and thereof and all prior agreements, whether written or oral, relative hereto and thereto which are not contained herein or therein are superseded and terminated hereby, and this note and the other loan documents may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto.

Section 4.16 JOINT AND SEVERAL LIABILITY. All borrowers identified in this Note shall be jointly and severally liable for any debts secured by this Note.

IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note as of the day and year first written above.

BORROWER:

AMERICAN RESOURCES CORPORATION, a Florida corporation

By: ______________________
Thomas M. Sauve
Its: President

QUEST ENERGY INC., an Indiana corporation

By: ______________________
Thomas M. Sauve
Its: President

MCCOY ELKHORN COAL LLC, an Indiana limited liability company

By: ______________________
Thomas M. Sauve
Its: President

KNOTT COUNTY COAL LLC, a Delaware limited liability company

By: ______________________
Thomas M. Sauve
Its: President

ERC MINING INDIANA CORP., an Indiana corporation

By: ______________________
Thomas M. Sauve
Its: President

DEANE MINING LLC, a Delaware limited liability company

By: ______________________
Thomas M. Sauve
Its: President

WYOMING COUNTY COAL LLC, a West Virginia limited liability company

By: ______________________
Thomas M. Sauve
Its: President

QUEST PROCESSING LLC, an Indiana limited liability company

By: ______________________
Thomas M. Sauve
Its: President

<u>Address of Borrower for purposes
of notice hereunder</u>:

Quest Energy Inc.
9002 Technology Lane
Fishers, IN 46038
Attention: Thomas M. Sauve, President

<u>Address of Lender for purposes
of notice hereunder</u>:

Integrity Coal Sales, Inc.
905 Marconi Avenue
Ronkonkoma, NY 11779
Attention: Gregory F. Licata, CEO/President